Prudential World Fund, Inc.

PGIM Emerging Markets Debt Local Currency Fund

The Target Portfolio Trust

PGIM Corporate Bond Fund

(each, a "Fund" and together, the "Funds")

Supplement dated June 19, 2019

to the Currently Effective Statement of Additional Information for each Fund

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

Effective immediately, each Fund's Statement of Additional Information is amended as set forth below.

I.The section of each Fund's Statement of Additional Information entitled "Investment Restrictions" is hereby amended to add the following non-fundamental investment restriction.

The Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more affiliated PGIM funds may invest.

II.The section of the Statement of Additional Information for the PGIM Emerging Markets Debt Local Currency Fund is hereby amended to remove the following non-fundamental investment restriction:

The Fund may not invest in securities of other investment companies, except as permitted under the 1940 Act and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC.

LR1216